FOR IMMEDIATE RELEASE
April 15, 2003

CONTACT:
   Richard A. Elko         James G. Blume
   President & C.E.O.      Senior V.P. & C.F.O.
   610-970-4627            610-970-4623

             Patriot Bank Corp. Announces Increase in
                 First Quarter 2003 Earnings and
              Diluted Earnings Per Share of Over 14%

     Pottstown, PA, April 15, 2003 . . . Patriot Bank Corp. (NASDAQ: PBIX), parent company of Patriot Bank, today announced record earnings for the first quarter 2003 of $2,100,000 or $.31 per diluted share, adjusted for the recent 10% stock dividend ($.34 per diluted share prior to the stock dividend), compared to earnings of $1,840,000 or $.27 per diluted share, adjusted for the recent 10% stock dividend ($.30 per diluted share prior to the stock dividend) for the first quarter of 2002.

     Highlights of the quarter include:

          - Over 14% growth in earnings and diluted earnings per share

          - Net interest margin increased to 3.68%

          - Non-interest income up 59%

          - Non-interest income increased to 25% of total income

          - Efficiency ratio of 59.92%

          - Return on average equity increased to 12.50%

          - Non-performing assets decreased to .47% of total assets

          - Loan loss reserves to total loans increased to 1.20%

          - Acquisition of two wealth management companies

          - Formation of a Small Business Administration (SBA)
            Lending Department

          - Declaration of a special 10% stock dividend

"The first quarter was very productive for Patriot. Financial results continued to be strong and we made significant progress positioning the company for the future," said Richard A. Elko, President and Chief Executive Officer.

     Patriot's net interest margin improved to 3.68% for the first quarter 2003, compared to 3.06% for the first quarter 2002. "Patriot's commercial banking strategy produced continued success increasing commercial loans and gathering core deposits. Net interest margin has continued to improve as commercial loans replace mortgage loans and as core deposits replace borrowings," continued Elko.

     First quarter 2003 earnings included a provision for credit losses of $1,100,000. Patriot's percentage of non-performing assets to total assets was .47% at March 31, 2003, compared to ..67% at December 31, 2002. Patriot's percentage of all loans delinquent 30 days or more to total loans was 1.69% at March 31, 2003, compared to 1.58% at December 31, 2002. "Despite a challenging economy, Patriot has reduced its non-performing assets and our market in general has not shown signs of significant distress," said Elko.

     Non-interest income was $2,646,000 for the first quarter 2003, compared to $1,661,000 for the first quarter 2002. During the first quarter Patriot announced the acquisitions of Bonds & Paulus Associates, Inc., and Pension Benefits, Inc. These acquisitions have contributed to a 59% increase in non-interest income. Both Bonds & Paulus and Pension Benefits have been combined with Patriot Advisors, Patriot's wealth management initiative. Additionally, during the first quarter Patriot formed an SBA Lending Department. "Our already strong non-interest income should benefit from Patriot's new SBA Lending Department. Our plans include the sale of the guaranteed portion of SBA loans to generate recurring non-interest income," continued Elko.

     Non-interest expense was $6,681,000 for the first quarter 2003, compared to $5,333,000 for the first quarter 2002. The increase in non-interest expense is primarily due to increases in staffing associated with Patriot's two acquisitions. Patriot's efficiency ratio was 59.92% for the first quarter 2003.

     Net loans at March 31, 2003, were $593,702,000, compared to $611,295,000 at December 31, 2002. Total loans decreased as a result of residential mortgage loan prepayments. Commercial loans continue to show growth but at a slower rate, due to the slow economy. "At March 31, 2003, Patriot's total loan portfolio consisted of 66% of commercial loans and leases, 13% of consumer loans and 21% of residential mortgages," said Elko.

     Deposits were $567,659,000 at March 31, 2003, compared to $519,120,000 at December 31, 2002. The cost of deposits was 2.33% for the first quarter 2003. Core deposits (checking, savings and money market accounts) were $305,941,000 at March 31, 2003, compared to $287,569,000 at December 31, 2002. This represents an annualized growth in core deposits of over 25%.
The strong growth in core deposits has allowed Patriot to reduce higher-costing certificates of deposit and continue with reductions in wholesale funding.

     Previously, Patriot announced its branching plans through 2004. Those plans include one new location in Berks County, Pennsylvania, and the relocation of three existing offices in Pennsylvania's Lehigh Valley in 2003, as well as two new locations in Chester County, Pennsylvania, in 2004. "We were able to keep our branching plans on track, despite difficult weather conditions," concluded Elko.

     On March 26, 2003, Patriot declared the payment of a special
10% stock dividend. The stock dividend distribution will be made on April 25, 2003 to shareholders of record on April 11, 2003.
Accordingly, the stock price of Patriot's common stock was adjusted for the dividend on April 9, 2003.

     Patriot's Annual Shareholders' Meeting is scheduled for 3:30 p.m. on April 24, 2003 at Brookside in Pottstown, Pennsylvania. "We hope many of our shareholders are able to come to the meeting and meet Patriot's people and hear more about the company," said James B. Elliott, Chairman of the Board.

     Patriot is a $1 billion financial services company operating
17 banking and lending offices in southeastern Pennsylvania. The closing price of Patriot's common stock was $16.22 on April 14, 2003.

     In addition to historical information, this information may contain "forward-looking statements" which are made in good faith by Patriot Bank Corp. ("Patriot"), pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Patriot's strategies, goals, beliefs, expectations, estimates, intentions, financial condition, results of operations, future performance and business of Patriot. Statements preceded by, followed by or that include the words "may," "could," "should," "pro forma," "looking forward," "would," "believe," " expect," "anticipate," "estimate," " intend," "plan," or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Patriot's control). Numerous competitive, economic, regulatory, legal and technological factors, among others, could cause Patriot's financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Patriot cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact that any future acquisition may have on Patriot and any such forward-looking statement. Patriot does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by or on behalf of Patriot.



               Patriot Bank Corp. and Subsidiaries
                   CONSOLIDATED BALANCE SHEETS
                (in thousands, except share data)

                                                             March 31, 2003   December 31,
                                                                  2003            2002
                                                             --------------   ------------
Assets

Cash and cash due from banks                                   $   19,271       $ 15,741
Interest earning deposits in other financial institutions           2,516          1,097
                                                               ----------       --------
    Total cash and cash equivalents                                21,787         16,839
                                                               ==========       ========
Investment and mortgage backed securities available for
  sale - at fair value                                            344,707        315,868
Loans held for sale                                                 3,455          4,314
Loans and leases receivable, net of allowance for credit
  loss of $7,258 and $6,922 at March 31, 2003 and
  December 31, 2002, respectively                                 593,702        611,295
Premises and equipment                                              8,029          7,612
Accrued interest                                                    3,558          3,946
Real estate owned and other repossessed property                      250            404
Cash surrender value life insurance                                18,415         18,208
Goodwill                                                           12,174          8,778
Amortizing intangible assets                                        3,060          3,136
Other assets                                                        4,386          4,743
                                                               ----------       --------
    Total Assets                                               $1,013,523        $995,143
                                                               ==========       ========
Liabilities and Stockholders' Equity

Deposits                                                       $  567,659        $519,120
FHLB advances                                                     305,171         368,173
Customer repurchase agreements                                     41,041          14,210
Advances from borrowers for taxes and insurances                    2,318           2,208
Trust preferred debt securities                                    20,500          20,500
Other liabilities                                                   7,486           4,987
                                                               ----------       --------
    Total liabilities                                             944,174         929,198

Stockholders' equity

Preferred stock. $.01 par value, 5,000,000 shares
  authorized, none issued at March 31, 2003 and
  December 31, 2002, respectively                                     -               -
Common stock. no par value, 20,000,000 shares authorized,
  6,560,436 and 6,560,436 shares issued at March 31, 2003
  and December 31, 2002, respectively                                 -               -
Additional paid in capital                                         57,696          57,611
Common stock acquired by ESOP, 302,085 and 308,513 shares
  at cost at March 31, 2003 and December 31, 2002,
  respectively                                                     (1,621)         (1,638)
Common stock acquired by MRP, 7,263 and 8,228 shares at
  amortized cost at March 31, 2003 and December 31, 2002,
  respectively                                                        (87)            (98)
Retained earnings                                                  15,217          13,855
Treasury stock acquired, 423,759 and 469,249 shares at
  cost at March 31, 2003 and December 31, 2002,
  respectively                                                     (5,746)         (6,441)
Accumulated other comprehensive income                              3,890           2,657
                                                               ----------       --------
    Total stockholders' equity                                     69,349          65,945
                                                               ----------       --------
    Total Liabilities and Stockholders' Equity                 $1,013,523        $995,143
                                                               ==========       ========



               Patriot Bank Corp. and Subsidiaries
                CONSOLIDATED STATEMENTS OF INCOME
               (in thousands, except per share data)

                                    Quarter Ended   Quarter Ended
                                       3/31/03         3/31/02
                                    -------------   -------------
Interest Income

Interest-earning deposits              $     6         $    48
Investment and mortgage-backed
  securities                             4,196           4,411
Loans                                   11,130          12,498
                                       -------         -------
    Total Interest Income               15,332          16,957
                                       -------         -------
Interest Expense

Deposits                                 3,140           4,283
Short-term borrowings                      800           1,127
Long-term borrowings                     3,616           4,771
                                       -------         -------
    Total Interest Expense               7,556          10,181
                                       -------         -------
    Net Interest Income                  7,776           6,776

Provision for credit losses              1,100             675

                                       -------         -------
Net Interest Income After
  Provision for Credit Losses            6,676           6,101

Non-Interest Income

Service fees on deposits                   863             600
Fees on loans and leases                   426             354
Investment gains / (losses)                556             -
Gains on sale of loans and leases          704             311
BOLI                                       210             234
Patriot Advisors' commissions              478             123
Other non-interest income                   (2)             39
Loss on the disposition of borrowings     (588)            -
                                       -------         -------
    Total Non-Interest Income            2,646           1,661
                                       -------         -------
Non-Interest Expense

Salaries and employee benefits           3,902           2,977
Occupancy and equipment                  1,091           1,041
Professional services                      325             217
Advertising                                163             127
Deposit processing                         289             246
Amortization of intangible assets          121             121
Office supplies & postage                  209             170
Other operating expenses                   580             433
                                       -------         -------
    Total Non-Interest Expense           6,681           5,333
                                       -------         -------
    Income Before Income Taxes           2,641           2,429
                                       -------         -------
Federal & state income taxes               541             589
                                       -------         -------
                                       $ 2,100         $ 1,840
                                       =======         =======



                        Patriot Bank Corp.
                          Quarterly Data
                          (in thousands)

Caption>
                                  Quarter Ended   Quarter Ended   Quarter Ended   Quarter Ended   Quarter Ended
                                     3/31/03         12/31/02        9/30/02         6/30/02         3/31/02
                                  -------------   -------------   -------------   -------------   -------------
Interest income                      $15,332          $15,759        $16,583         $16,815         $16,957
Interest expense                       7,556            8,166          8,962           9,549          10,181
                                     -------          -------        -------         -------         -------
Net interest income                    7,776            7,593          7,621           7,266           6,776
Provision for credit losses            1,100            1,200          1,200           1,000             675
                                     -------          -------        -------         -------         -------
Net interest income after
  provision for credit losses          6,676            6,393          6,421           6,266           6,101

Non-interest income                    2,646            1,793          1,985           1,803           1,661

Non-interest expense
    Other operating expense            6,560            5,822          5,780           5,366           5,212
    Amortization of intangibles          121              121            121             121             121
                                     -------          -------        -------         -------         -------
      Total non-interest expense       6,681            5,943          5,901           5,487           5,333

Pre-tax income                         2,641            2,243          2,505           2,582           2,429
Income tax expense                       541              377            493             602             589
                                     -------          -------        -------         -------         -------
     Net income                      $ 2,100          $ 1,866        $ 2,012         $ 1,980         $ 1,840
                                     =======          =======        =======         =======         =======
EPS data: (Adjusted for 10%
  stock dividend):
Basic earnings per share             $  0.33          $  0.30        $  0.31         $  0.30         $  0.28
Diluted earnings per share           $  0.31          $  0.30        $  0.29         $  0.28         $  0.27
Dividends per share                  $0.1091          $0.1000        $0.0932         $0.0909         $0.0841

EPS data: (Pre 10% stock dividend):
Basic earnings per share             $  0.36          $  0.33        $  0.34         $  0.33         $  0.31
Diluted earnings per share           $  0.34          $  0.33        $  0.32         $  0.31         $  0.30
Dividends per share                  $0.1200          $0.1100        $0.1025         $0.1000         $0.0925



                        Patriot Bank Corp.
                         Quarterly Data
                          (in thousands)

                                    Quarter Ended   Quarter Ended   Quarter Ended   Quarter Ended   Quarter Ended   Quarter Ended
                                       3/31/03         12/31/02        9/30/02         6/30/02         3/31/02         12/31/01
                                    -------------   -------------   -------------   -------------   -------------   -------------
Return on average equity                    12.50%         11.12%          12.06%           12.82%          12.05%          10.36%
Return on average realized equity           13.25%         11.58%          12.56%           12.55%          12.02%          10.70%
Return on average assets                     0.86%          0.75%           0.80%            0.79%           0.74%           0.64%
Net interest margin (tax
  equivalent)                                3.68%          3.57%           3.50%            3.32%           3.06%           2.80%
Efficiency ratio - tax effected             59.92%         59.66%          58.14%           57.60%          60.47%          63.20%
Non-interest income as % of total
  revenues                                  25.39%         19.10%          20.67%           19.88%          19.68%          24.95%

Tier I capital (to average assets)           7.19%          7.36%           7.16%            7.53%           6.86%           6.78%
Common shares outstanding               6,749,727      6,700,306       6,801,507        6,970,391       6,962,365       6,951,563
Book value per share                       $11.92         $11.42          $11.42           $10.78          $10.10          $10.56
Tangible book value per share                9.34           9.40            9.40             8.80            8.10            8.52

Delinquencies 30 days and more         10,216,877      9,845,386       9,200,158        8,278,447       6,989,228       8,372,902
Delinquencies 90 days and more
  (included above)                      5,247,954      5,347,476       4,439,189        3,707,515       3,768,473       4,552,779
Non-performing loans                    4,516,413      6,268,540       5,288,413        5,247,270       5,576,952       4,985,826
Real estate owned and other
  repossessed property                    250,184        403,830         618,550          605,957         115,189         348,717
Non-performing assets                   4,766,597      6,672,370       5,906,963        5,853,227       5,692,141       5,334,543
Net charge-offs                           763,652        906,357       1,049,909          816,238         579,432         433,717
Total loans                           604,414,959    622,530,746     642,318,476      647,063,880     649,543,575     655,790,822
Average loans                         606,089,143    624,830,441     634,615,505      639,609,322     643,132,430     647,691,166
Loan loss reserves                     (7,257,932)    (6,921,584)     (6,627,941)      (6,477,850)     (6,294,088)     (6,198,520)
Total assets                        1,013,643,437    995,143,116     986,978,962    1,009,907,928   1,005,153,664   1,010,070,242

Non-performing assets to total
  assets                                    0.47%           0.67%           0.60%            0.58%           0.57%           0.53%
Non-performing assets to total
  loans and OREO                            0.79%           1.07%           0.92%            0.90%           0.88%           0.81%
Non-performing loans to total loans         0.75%           1.01%           0.82%            0.81%           0.86%           0.76%
Delinquencies 30 days and more to
  total loans                               1.69%           1.58%           1.43%            1.28%           1.08%           1.28%
Loan loss reserves to total loans           1.20%           1.11%           1.03%            1.00%           0.97%           0.95%
Loan loss reserves to non-
  performing assets                       152.27%         103.74%         112.21%          110.67%         110.58%         116.20%
Net charge-offs to average loans            0.50%           0.58%           0.66%            0.51%           0.36%           0.28%



Patriot Bank Corp.
                  Interest Rate Spread Analysis
                       1st Quarter, 2003

                                                            QTD
                                      ---------------------------------------------
                                        Average                        Annualized
                                        Balance         Interest          Rate
                                      ---------------------------------------------
Assets
Cash                                  $  2,921,403      $     6,310        0.86%
Investment securities*                 179,220,557        2,621,981        7.39%
Mortgage-backed securities             138,648,813        1,573,914        4.54%
                                      ------------      -----------      ------
    Investment and mortgage-backed
      securities                       317,869,370        4,195,895        6.15%
Mortgage loans                         137,862,905        2,588,566        7.54%
Consumer loans                          79,732,913        1,108,809        5.64%
Commercial loans                       319,284,021        5,568,226        6.98%
Commercial leases*                      76,260,572        1,864,249        9.98%
Allowance for credit losses             (7,051,268)               -        0.00%
                                      ------------      -----------      ------
    Total loans                        606,089,143       11,129,850        7.39%
                                      ------------      -----------      ------
    Total interest earning assets      926,879,916       15,332,055        6.94%
                                      ------------      -----------      ------
Other assets                            59,531,105                -        0.00%
                                      ------------      -----------      ------
    Total Assets                      $986,411,021      $15,332,055        6.52%
                                      ============      ===========      ======
Liabilities and Stockholders' Equity
Branch deposits                       $506,794,558      $ 2,880,807        2.27%
Wholesale certificates                  32,640,163          258,978        3.22%
                                      ------------      -----------      ------
    Total deposits                     539,434,721        3,139,785        2.33%

Borrowings                             371,318,501        4,416,147        4.76%
Advances from borrowers                  2,385,963                6        0.00%
                                      ------------      -----------      ------
    Total interest bearing
      liabilities                      913,139,186        7,555,938        3.31%

Other liabilities                        5,158,241                -        0.00%

Total stockholders' equity              68,113,594                -        0.00%
                                      ------------      -----------      ------
    Total Liabilities and
      Stockholders' Equity            $986,411,021      $ 7,555,938        3.07%
                                      ============      ===========      ======
Interest margin on average interest
  earning assets                                                           3.68%
                                                                         ======

* Tax equivalent basis



                      Patriot Bank Corp.
                    Portfolio Compositions
                       March 31, 2003
                         (in thousands)

Investment and Mortgage-Backed Securities         March 31, 2003    December 31, 2002
                                                  --------------    -----------------
Investment securities                                $ 60,111          $ 87,641
FHLB stock                                             19,177            17,949
FHLMC stock & equity securities                       106,974            78,622
                                                     --------          --------
    Total Investment Securities                       186,262           184,212

Mortgage-Backed Securities

Fixed rate mortgage-backed securities                 147,541           115,331
Adjustable rate mortgage-backed securities              8,314             9,046
Fixed rate CMOs                                         2,590             7,279
                                                     --------          --------
    Total Mortgage-Backed Securities                  158,445           131,656
                                                     --------          --------
    Total Investment and Mortgage-Backed
      Securities                                     $344,707          $315,868
                                                     ========          ========


Loans Receivable                                  March 31, 2003    December 31, 2002
                                                  --------------    -----------------
Commercial loan portfolio
  Commercial loans                                   $320,112          $315,537
  Commercial leases                                    75,630            77,138
Mortgage loan portfolio
  Secured by real estate                              116,742           135,632
  Construction                                          9,302             8,220
Consumer loan portfolio
  Home equity                                          70,213            72,400
  Consumer                                              7,382             7,724
                                                     --------          --------
Total loans receivable                                599,381           616,651
Less deferred loan origination costs                    1,579             1,566
Allowance for credit loss                              (7,258)           (6,922)
                                                     --------          --------
    Total Loans Receivable, Net                      $593,702          $611,295
                                                     ========          ========


Deposits                                          March 31, 2003    December 31, 2002
                                                  --------------    -----------------
NOW                                                  $ 32,754          $ 31,505
Money market                                          149,802           143,564
Savings accounts                                       67,881            59,029
Non-interest bearing demand                            55,503            53,471
                                                     --------          --------
    Total demand, transaction, money market and
      savings deposits                                305,941           287,569

Branch certificates of deposit                        222,226           202,019
                                                     --------          --------
    Total branch deposits                             528,166           489,588

Wholesale certificates of deposit                      39,492            29,532
                                                     --------          --------
    Total Deposits                                   $567,659          $519,120
                                                     ========          ========
Customer repurchase agreements                         10,373            14,210
                                                     --------          --------
    Total Deposits and Customer Repurchase
      Agreements                                     $578,031          $533,330
                                                     ========          ========